EXHIBIT 99.1

LOWELL FARMS INC. ANNOUNCES CLOSING OF US$18 MILLION EQUITY PRIVATE PLACEMENT

SALINAS, Calif., August 31, 2021 – Lowell Farms Inc. (the “Company”) (CSE: LOWL; OTCQX: LOWLF), a California-born innovator in cannabis cultivation, manufacturer, distributor and owner of the legendary brand Lowell Smokes, announced that it has completed a US$18 million non-brokered private placement of common equity.

The offering (the “Offering”) consists of 18 million units of the Company (the “Units”) for a purchase price of US$1.00 per Unit or aggregate gross proceeds of US$18.0 million. Each Unit is comprised of one subordinate voting share of the Company (a “Share”) and one‐half of one Share purchase warrant of the Company (each full Share purchase warrant, a “Warrant”). Each Warrant is exercisable to acquire one subordinate voting share of the Company (a “Warrant Share”) until August 30, 2024, at an exercise price of US$1.40 per Warrant Share, subject to adjustment in certain circumstances.

Proceeds from the Offering are contemplated to be used for working capital purposes, automation investments, and expansion into new markets. The Offering was led by Beehouse Partners, LP and included participation from insiders.

“We are grateful for the support of our investors who share our conviction and excitement in our mission to capture an enormous market opportunity in front of us,” said George Allen, Chairman of Lowell Farms. “This financing allows the Lowell Smokes brand, one of the strongest cannabis brands in the country, to expand geographically and increase scale in its home state of California.”

The Company has agreed to register the Shares included in the Units and the Warrant Shares issuable upon exercise of the Warrants for resale in the United States.

Certain officers and directors of the Company (the “Insiders'') purchased an aggregate of 2,900,000 Units pursuant to the Offering. Participation by the Insiders in the Offering was considered a “related party transaction” pursuant to Multilateral Instrument 61‐101 – Protection of Minority Security Holders in Special Transactions (“MI 61‐101”). The Offering was considered, and ultimately approved, by the board of directors of the Company on August 27, 2021. The Insider participation in the Offering was approved by the disinterested directors of the Company. The Company was exempt from the requirements to obtain a formal valuation or minority shareholder approval in connection with the Insiders’ participation in the Offering in reliance of sections 5.5(b) and 5.7(1)(a) of MI 61‐101. A material change report in connection with the participation of Insiders in the Offering will be filed less than 21 days in advance of the closing of the Offering, which the Company deemed reasonable in the circumstances so as to be able to avail itself of potential financing opportunities and complete the Offering in an expeditious manner.

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No securities regulatory authority has either approved or disapproved of the contents of this news release. The securities comprising the Units have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act ''), or any state securities laws and may not be offered or sold within the United States or to or for the account of U.S. persons unless registered under the U.S. Securities Act and applicable state securities laws or pursuant to exemptions from such registration requirements. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ABOUT LOWELL FARMS INC.

Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF)(the “Company”) is a California-based vertically-integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

Lowell Farms Inc. Media Contact

Renata Follmann

pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact

Bill Mitoulas

416.479.9547

ir@lowellfarms.com

Lowell Farms Inc. Company Contact

Mark Ainsworth

ir@lowellfarms.com

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Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the intended use of proceeds of the Offering, the ability of the Company to successfully achieve its business objectives, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

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Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities laws.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.

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